THE LORD ABBETT FAMILY OF FUNDS1

Supplement dated February 17, 2017

to the Prospectuses and Statements of Additional Information

You should read this supplement in conjunction with your Fund’s prospectus and statement of additional information (“SAI”), which discuss the Fund’s share class eligibility criteria.

The following information replaces the table in the subsection of the prospectus titled “Choosing a Share Class – Key Features of Share Classes – Class R6 Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class R6 Shares
Availability	Available to eligible retirement and benefit plans and to other specified categories of eligible investors[2]
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class R6 shares of most Lord Abbett Funds

The following information replaces the subsection of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes – Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•	employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R6 shares also are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients

[1]	This supplement does not apply to the following Funds: Lord Abbett Micro Cap Growth Fund; Lord Abbett Micro Cap Value Fund; Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund; any Funds within Lord Abbett Municipal Income Fund; or any Funds within Lord Abbett Series Fund.

[2]	For more information, please see the subsection of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes – Class R2, R3, R4, R5, and R6.”

of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, and (5) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

The following information replaces the subsection of the SAI titled “Brokerage Allocation and Other Practices – Class R5 and R6 Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class R5 and R6 Shares. If you buy Class R5 or R6 shares, you pay no sales charge or 12b-1 service or distribution fees. Class R5 and R6 generally are available through certain employer-sponsored retirement and benefit plans if the financial intermediary has entered into an arrangement to make available Class R5 or R6 shares to plan participants and other dealers that have entered into agreements with Lord Abbett Distributor. Class R5 and R6 shares generally are available to retirement and benefit plans where plan-level or omnibus accounts are held on the books of the Funds. They generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans. Class R6 shares also are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, and (5) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor. Other potential fees and expenses related to Class R5 and R6 shares are described in the prospectus and below.

Please retain this document for your future reference.

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